Financial instruments and fair value measurements	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial instruments and fair value measurements
24.	Financial instruments and fair value measurements

Certain of the Company’s financial assets and liabilities are measured at fair value on a recurring basis and classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Certain non-financial assets and liabilities may also be measured at fair value on a non-recurring basis.

The fair value of financial assets and financial liabilities measured at amortized cost is determined in accordance with accepted pricing models based on discounted cash flow analysis or using prices from observable current market transactions. Except as otherwise specified, the Company considers that the carrying amount of other receivables, trade payables and other financial assets measured at amortized cost approximates their fair value because of the demand nature or short-term maturity of these instruments.

The following tables provide an analysis of the Company’s financial assets that are measured subsequent to initial recognition at fair value on a recurring basis, grouped into Level 1 to 3 based on the degree to which the significant inputs used to determine the fair value are observable.

●	Level 1 fair value measurements are those derived from quoted prices in active markets for identical assets or liabilities.
●	Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1, that are observable either directly or indirectly.
●	Level 3 fair value measurements are those derived from valuation techniques that include significant inputs that are not based on observable market data.

		Fair Value at December 31, 2018
	Total	Level 1	Level 2	Level 3

Money market funds (a)	$315,808	$315,808	$-	$-
Marketable securities (a)	5,566	5,566	-	-
Trade receivables (b)	10,936	-	10,936	-
	$332,310	$321,374	$10,936	$-

		Fair Value at December 31, 2017
	Total	Level 1	Level 2	Level 3

Money market funds (a)	$272,928	$272,928	$-	$-
Marketable securities (a)	8,441	8,441	-	-
Trade receivables (b)	13,695	-	13,695	-
	$295,064	$281,369	$13,695	$-

(a)	The Company’s money market funds and marketable securities are classified within level 1 of the fair value hierarchy as they are valued using quoted market prices in active markets.

(b)	Trade receivables from provisionally priced concentrate sales are included in level 2 of the fair value hierarchy as the basis of valuation uses quoted commodity prices.

Financial risk management

Certain of the Company’s activities expose it to a number of financial risks, which include liquidity risk, foreign exchange risk, interest rate risk, credit risk and commodity price risk. The Company does not currently have in place any active hedging or derivative trading policies to manage these risks, since in the opinion of management, the potential exposure is not significant.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations as they fall due. The Company manages liquidity by maintaining cash and cash equivalent balances available to meet its anticipated operational and financing needs. Liquidity requirements are managed based upon expected cash flow to ensure that there is adequate capital to meet short-term and long-term obligations. At December 31, 2018, the Company’s third party project finance borrowings were $4.2 billion, and the Company’s trade and other payables were $407.8 million which are due for payment within twelve months. In addition, the Company has a finance lease payable of $12.1 million. The project finance facility provides for interest only payments for the first five years followed by minimum repayments according to a stepped amortization schedule for the remainder of the facility - refer to Note 15.

Foreign exchange risk

The Company operates on an international basis and therefore foreign exchange risk exposures arise from transactions not denominated in U.S. dollars, its functional currency. The Company is only exposed to foreign exchange risk on its trade payables and accrued liabilities not denominated in U.S. dollars. As at December 31, 2018, the effect on income for the year of a 10% strengthening in the Mongolian Tugrik against the U.S. dollar, with all other variables held constant, would be a charge of $22.7 million (2017 - $21.9 million).

Interest rate risk

Interest rate risk is the risk that the value of a financial instrument or cash flows associated with the instrument will fluctuate due to changes in market interest rates. The Company is exposed to interest rate risk on its third party project finance borrowings and its receivable from related party, the majority of which are at variable rates. As at December 31, 2018, the effect on income for the year of a 100 basis point increase in LIBOR interest rates, with all other variables held constant, would be a charge of $41.8 million (2017 – $4.9 million). Cash and cash equivalents have limited interest rate risk due to their short-term nature and receive interest based upon market interest rates or rates equivalent to those offered by financial institutions. As at December 31, 2018, the effect on income would not be significant.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including deposits with (and / or receivables from) banks, other financial institutions and Rio Tinto (in its capacity as a counterparty to various deposit and cash management arrangements, and the project finance completion support undertaking – see Note 22), other short term liquid investments and other financial instruments.

The Company manages its customer credit risk subject to the Company’s established policy, procedures and controls relating to customer credit risk management. Credit limits are established for all customers based on internal or external rating criteria. The Company deposits its cash and cash equivalents with high credit quality counterparties as referenced by ratings agencies. The Company’s maximum balance sheet exposure to credit risk at December 31, 2018 is the carrying value of its cash and cash equivalents, project finance receivable from related party, and its trade and other receivables.

Expected credit losses on trade and other receivables do not have a material impact on the Company’s consolidated financial statements at December 31, 2018.

Commodity price risk

The Company is exposed to commodity price risk from fluctuations in market prices of the commodities that the Company produces. Copper concentrate is “provisionally priced” whereby the selling price is subject to final adjustment at the end of a period normally ranging from 30 to 180 days after delivery to the customer as defined in the sales contract. The final price is based on the market price at the relevant quotation point stipulated in the contract. At each reporting date, the receivable is re-measured at its fair value based on the forward selling price for the quotation period stipulated in the contract. As at December 31, 2018, the Company had 28.5 thousand tonnes of copper in concentrate sales that were provisionally priced. The Company does not have a material exposure to commodity price risk on its provisionally priced copper in concentrate sales at December 31, 2018.

Capital risk management

The Company’s objectives when managing capital risk are to safeguard its ability to continue as a going concern, to provide an adequate return to shareholders and to support any growth plans.

The Company considers its capital to be share capital and third party borrowings. To effectively manage capital requirements, the Company has in place a planning and budgeting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating needs. The Company seeks to ensure that there is sufficient borrowing capacity and cash to meet its short term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash, cash equivalents and receivable from related party.